Exhibit (99)
                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ MARCIA D. ALAZRAKI
     Marcia D. Alazraki
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ MARGARET G. DYER
     Margaret G. Dyer
      Director

p

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ MARLA G. FREIDMAN
     Marla G. Friedman
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ VINCENT A. FUSCO
     Vincent A. Fusco
      Director

p

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ CLEVELAND JOHNSON, JR.
     Cleveland Johnson, Jr.
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ JOHN C. LOUNDS
      John C. Lounds
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ J. KEVIN MCCARTHY
      J. Kevin McCarthy
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ KENNETH R. O'BRIEN
      Kenneth R. O'Brien
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ JOHN R. RABEN, JR.
      John R. Raben, Jr.
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ SALLY A. SLACKE
      Sally A. Slacke
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ STEVEN C. VERNEY
      Steven C. Verney
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ PATRICIA W. WILSON
      Patricia W. Wilson
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ MICHAEL J. VELOTTA
      Michael J. Velotta
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ THOMAS J. WILSON, II
      Thomas J. Wilson, II
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned Chief Investment Officer of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ CASEY J. SYLLA
      Casey J. Sylla
      Chief Investment Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned Treasurer of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 13, 2001

/s/ JAMES P. ZILS
      James P. Zils
      Treasurer